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                                                                   EXHIBIT 10.17

                                AMENDMENT NO. 1
                                       to
                SECOND AMENDED AND RESTATED FINANCING AGREEMENT


          Amendment No. 1 to Second Amended and Restated Financing Agreement, dated as of August __, 1996, between HFS Incorporated, a Delaware corporation ("HFS"), and Chartwell Leisure Inc., a Delaware corporation formerly known as National Lodging Corp. ("Chartwell").


                              W I T N E S S E T H:
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          WHEREAS, HFS and Chartwell are parties to that certain Second Amended and Restated Financing Agreement (the "Financing Agreement") dated as of July 24, 1996; and

          WHEREAS, HFS and Chartwell desire to amend the Financing Agreement as hereinafter provided in this Amendment No. 1 to Second Amended and Restated Financing Agreement (the "Amendment").

          NOW THEREFORE, in consideration of the mutual agreements herein contained, HFS and Chartwell agree as follows:


          SECTION 1.  Amendment of Section 1.1.  The definition of the term
                      ------------------------
"Guaranty Termination Date" in Section 1.1 of the Financing Agreement is hereby amended to read as follows:

          "Guaranty Termination Date: shall mean February 28, 2003."
           -------------------------

          SECTION 2.  Governing Law.  This Amendment shall be governed by and
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construed and enforced in accordance with the laws of the State of New York
(regardless of the laws that might otherwise govern under applicable principles of conflicts law) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

          SECTION 3.   Counterparts.  This Amendment may be executed in one or
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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 4.  Financing Agreement in Full Force and Effect.  This
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Amendment is expressly made supplemental to and a part of the Financing
Agreement and the Financing Agreement is in all respects ratified and confirmed, and all of the terms, conditions and provisions thereof, as amended hereby, shall be and remain in full force and effect.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                                 HFS INCORPORATED



                                 By: /s/ Stephen P. Holmes
                                    ----------------------------------
                                    Stephen P. Holmes
                                    Executive Vice President


                                 CHARTWELL LEISURE INC.



                                 By: /s/ Richard L. Fisher
                                    ----------------------------------
                                    Richard L. Fisher
                                    Chief Executive Officer



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